SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No.)

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Wells Fargo Funds Trust
(Name of Registrant as Specified in Its Charter)

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WELLS FARGO FUNDS TRUST (“Funds Trust” or the “Trust”), on behalf of the following series:

Wells Fargo Utility and Telecommunications Fund (the “Fund”)

525 Market Street, 12th Floor, San Francisco, California 94105

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT

August 22, 2019

Information on the Fund’s Sub-Adviser

As a shareholder of the Fund, you are receiving this notice regarding the availability of an information statement (the “Information Statement”) relating to the replacement of Crow Point Partners, LLC (“Crow Point”) as the sub-adviser for the Fund. This notice presents an overview of the Information Statement that is available to you on the Internet or, upon request, by mail or email. We encourage you to access and review all of the important information contained in the Information Statement. As described below, the Information Statement is for informational purposes only and, as a shareholder of the Fund, you do not need to take any action.

At a meeting held on August 13-14, 2019, the Board of Trustees of the Trust unanimously approved a new sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, Wells Fargo Funds Management, LLC (“Funds Management” or the “Manager”), as investment manager, and Wells Capital Management Incorporated (“Wells Capital Management”), as investment sub-adviser, effective on or about October 15, 2019. In connection with Wells Capital Management replacing Crow Point as the Fund’s sub-adviser, the Fund will have new portfolio managers responsible for implementing the Fund’s investment strategy, among other changes. Please consult the Information Statement for additional details.

Funds Trust and Funds Management have received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission that permits the Manager, subject to certain conditions, such as approval by the Board, to enter into new sub-advisory agreements with certain sub-advisers or to change the terms of existing sub-advisory agreements with certain sub-advisers. Approval of the New Sub-Advisory Agreement by the Fund’s shareholders is not required, but the Manager of Managers Order requires that the Information Statement be made available to the Fund’s shareholders.

By sending you this notice, the Fund is notifying you that it is making the Information Statement available to you via the Internet in lieu of mailing you a paper copy. You may print and view the Information Statement on the Fund’s website at wfam.com. The Information Statement will be available on the Fund’s website until at least January 13, 2020. You may request a paper copy or email copy of the Information Statement free of charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967.

Only one copy of this notice will be delivered to shareholders of the Fund who reside at the same address, unless the Fund has received instructions to the contrary. If you would like to receive an additional copy, please write to the Wells Fargo Funds at P.O. Box 219967, Kansas City, MO 64121-9967 or call 1-800-222-8222. Shareholders wishing to receive separate copies of notices in the future, and shareholders sharing an address who wish to receive a single copy if they are receiving multiple copies, should also contact the Wells Fargo Funds as indicated above.

If you want to receive a paper or email copy of the Information Statement, you must request one. There is no charge to you to obtain a copy.

NOT089

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WELLS FARGO FUNDS TRUST (“Funds Trust” or the “Trust”), on behalf of the following series:

Wells Fargo Utility and Telecommunications Fund (the “Fund”)

525 Market Street, 12th Floor, San Francisco, California 94105

INFORMATION STATEMENT

August 22, 2019

This Information Statement is for informational purposes only and no action is requested on your part. We are not asking you for a proxy and you are requested not to send us a proxy.

This Information Statement is being made available to shareholders of the Fund, a series of the Trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order (the “Manager of Managers Order”) that the Trust and Wells Fargo Funds Management, LLC (“Funds Management” or the “Manager”) have received from the U.S. Securities and Exchange Commission (the “SEC”). The Manager of Managers Order permits the Manager, subject to certain conditions, such as approval by the Trust’s Board of Trustees (the “Board”), to enter into a new sub-advisory agreement with a sub-adviser, including one that is a wholly-owned subsidiary of the Manager or of a company that wholly-owns the Manager, without shareholder approval.

Appointment of Wells Capital Management Incorporated as Sub-Adviser to the Fund

At a meeting held on August 13-14, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of Funds Trust, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Fund among Funds Trust, on behalf of the Fund, the Manager, as investment manager, and Wells Capital Management Incorporated (“Wells Capital Management”), as investment sub-adviser, (the “Sub-Adviser”), effective on or about October 15, 2019. Wells Capital Management will replace the Fund’s current sub-adviser Crow Point Partners, LLC (“Crow Point”).

Board Considerations of the New Sub-Advisory Agreement

Under the 1940 Act, the Board must determine whether to approve the investment sub-advisory agreement(s) for each fund of the Trust. In this regard, at the Meeting, the Board, which is comprised entirely of Independent Trustees, reviewed and approved an investment sub-advisory agreement for the Fund among the Trust, on behalf of the Fund, Funds Management, as investment manager of the Fund, and Wells Capital Management (an affiliate of Funds Management and indirect wholly-owned subsidiary of Wells Fargo & Company), as investment sub-adviser to the Fund (the “New Sub-Advisory Agreement”). The Board noted that the approval of the New Sub-Advisory Agreement related to the replacement of Crow Point with Wells Capital Management. The Board met with members of the Wells Capital Management Compass Equity Team (the “Compass Equity Team”) who will be responsible for the day-to-day management of the Fund’s portfolio, as well as with Wells Capital Management’s Chief Investment Officer, Deputy Chief Investment Officer and Head of Fundamental Equity. The Board received materials related to, among other things, the investment performance of model portfolios constructed and maintained by the Compass Equity Team, and proposed investment strategy changes for the Fund.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Wells Capital Management and the approval of the New Sub-Advisory Agreement. During the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management and Wells Capital Management about these matters. The Independent Trustees were assisted in their evaluation of the New Sub-Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In considering and approving the New Sub-Advisory Agreement, the Trustees considered the information they believed relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction

1 | Information Statement - Utility and Telecommunications Fund

with Funds Management and Wells Capital Management. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the New Sub-Advisory Agreement for an initial term through June 30, 2020, and determined that the compensation payable to Wells Capital Management under the New Sub-Advisory Agreement is reasonable. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approval.

Nature, Extent and Quality of Services
The Board received and considered various information regarding the nature, extent and quality of services that will be provided to the Fund by Wells Capital Management under the New Sub-Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the Compass Equity Team, including each of the portfolio managers who will be primarily responsible for the day-to-day portfolio management of the Fund. The Board also received information about the investment strategy, and the investment, portfolio construction, security selection and trading processes that Wells Capital Management is expected to employ with respect to the Fund. The Board further considered the compliance program of Wells Capital Management, and the compliance oversight to be provided by Funds Management, noting that Wells Capital Management serves as sub-adviser to numerous other funds of the Trust and that the services to be provided by Wells Capital Management as investment sub-adviser to the Fund would include comprehensive operational, compliance and trading oversight and support.

Fund Performance and Expenses
The Board noted that, although the Compass Equity Team has not previously managed a portfolio focused on utilities and telecommunication investments, the Compass Equity Team has experience constructing and maintaining model portfolios that include utility and telecommunication investments and intends to add appropriate resources to enhance its existing expertise. The Board received information concerning the Compass Equity Team’s fundamental approach to research, security selection and monitoring, and received assurances as to the Compass Equity Team’s ability to leverage the experience and capabilities of the Wells Capital Management trading platform to execute portfolio transactions for the Fund. The Board received and considered performance information for the Compass Equity Team’s model portfolios, including separate performance information about the utilities investments. The Board noted that such performance information was not representative of the Fund’s strategy, but that it will have the opportunity to review performance information relating to the Fund on an on-going basis and in connection with future annual reviews of sub-advisory agreements.

The Board also considered the expense ratios for the Fund, and noted that Wells Capital Management’s fees will be paid by Funds Management out of its management fees from the Fund, and will not directly impact the Fund’s expense ratios. However, given the affiliation between Funds Management and Wells Capital Management, the Board ascribed limited relevance to the allocation of fees between them. In addition, in connection with its approval of the New Sub-Advisory Agreement, the Board noted that Funds Management agreed to reduce the Fund’s net operating expense ratios. The Board considered these reduced ratios in comparison to the median ratios of funds in certain class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). Based on the Broadridge reports, the Board noted that the reduced net operating expense ratios of the Fund are lower than the median net operating expense ratios of the expense Group for each such share class.

Investment Sub-Advisory Fee Rates
The Board reviewed and considered the contractual investment sub-advisory fee rates that will be payable by Funds Management to Wells Capital Management under the New Sub-Advisory Agreement for investment sub-advisory services to the Fund (the “New Sub-Advisory Fee Rates”). The Board considered that the New Sub-Advisory Fee Rates to be paid to Wells Capital Management are higher than those paid to Crow Point, resulting in Funds Management retaining a smaller portion of the overall management fee it receives from the Fund as a result. However, the Board noted that, given the affiliation between Wells Capital Management and Funds Management, the overall compensation retained by Funds Management and its affiliates on a combined basis will exceed that retained under the current arrangement with Crow Point as investment sub-adviser.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board

Information Statement - Utility and Telecommunications Fund | 2

determined that the New Sub-Advisory Fee Rates, in light of the services to be provided to the Fund, are reasonable.

Profitability
The Board did not receive or consider separate profitability information with respect to Wells Capital Management and its services to the Fund because, as an affiliate of Funds Management, Wells Capital Management’s profitability is subsumed within the profitability information relating to Wells Fargo & Company and its affiliates that provide services to the Fund, which the Board receives and considers on an annual basis in connection with its review of advisory and sub-advisory agreements.

Economies of Scale
With respect to possible economies of scale, the Board noted the existence of breakpoints in the investment sub-advisory fee structure under the New Sub-Advisory Agreement, and that fee reductions resulting from such breakpoints accrue to Funds Management, which pays the sub-advisory fees, and not directly to the Fund. However, the Board also noted the existence of breakpoints in the Fund’s investment management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that Funds Management also shares potential economies of scale from its management business in a variety of other ways, including through fee waiver and expense reimbursement arrangements. The Board noted that Funds Management agreed to reduce the Fund’s net operating expense ratios in connection with the proposed New Sub-Advisory Agreement.

The Board concluded that Funds Management’s and Wells Capital Management’s arrangements with respect to the Fund, including contractual breakpoints, constitute reasonable approaches to sharing potential economies of scale with the Fund and its shareholders.

Other Benefits to Wells Capital Management
The Board received and considered information regarding potential “fall-out” or ancillary benefits anticipated to be received by Wells Capital Management and its affiliates as a result of Wells Capital Management’s relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to affiliates’ other relationships with the Fund, and benefits potentially derived from an increase in Wells Capital Management’s business as a result of its relationship with the Fund.

The Board concluded that any potential benefits to be derived by Wells Capital Management are similar to benefits derived by Wells Capital Management in connection with sub-advisory services it provides to other funds in the Trust, which may include soft dollar credits earned and utilized by the Sub-Adviser, and which will be reviewed on an annual basis.

Conclusion
At the Meeting, after considering the above-described factors, and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the New Sub-Advisory Agreement, and determined that the compensation payable to Wells Capital Management under the New Sub-Advisory Agreement is reasonable.

Terms of the New Sub-Advisory Agreement

The material terms of the New Sub-Advisory Agreement, a form of which is attached hereto as Exhibit A, are substantially similar to the material terms of the prior sub-advisory agreement with Crow Point. Under the terms of the New Sub-Advisory Agreement, Wells Capital Management will be responsible, subject to the direction and control of Funds Management and the Board, for investing and reinvesting the Fund’s assets in a manner consistent with the Amended and Restated Declaration of Trust of Funds Trust ( the “Declaration of Trust”), Funds Trust’s registration statement, investment guidelines, policies and restrictions established by the Board, and applicable federal and state law. As such, Wells Capital Management will have full discretion within the scope of its delegated authority to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for the Fund.

The continuance of the New Sub-Advisory Agreement must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

The New Sub-Advisory Agreement will terminate automatically in the event of its assignment, or in the event of a

3 | Information Statement - Utility and Telecommunications Fund

termination of the investment management agreement between the Trust and the Manager, and is terminable at any time without penalty by the Board or by a vote of the majority of the outstanding shares of the Fund, or by the Manager or Wells Capital Management, on 60 days’ written notice to the other parties.

The New Sub-Advisory Agreement provides that Wells Capital Management shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Wells Capital Management is entitled to an annual fee for its investment sub-advisory services to the Fund. All sub-advisory fees are paid by the Manager and not the Fund. Because the Manager pays Wells Capital Management out of the management fee it receives from the Fund, there is no duplication of advisory fees paid.

In connection with the change in sub-adviser to Wells Capital Management, the Fund’s management fee schedule will remain the same and the sub-advisory fee schedule will be modified, as shown in the tables below. As the sub-advisory fees are paid by the Manager and not the Fund, there will be no changes to the fees paid by the Fund as a result of this modification.

Management Fee
Utility and Telecommunications Fund	First $500M Next $500M Next $1B Next $2B Next $1B Next $5B Over $10B	0.650% 0.600% 0.550% 0.525% 0.500% 0.490% 0.480%

Sub-Advisory Fee
Current	Revised
First $1 billion - 0.2000% Next $500 million - 0.1500% Next $1 billion - 0.1250% Over $2.5 billion - 0.1000%	First $100 million - 0.3000% Next $200 million - 0.2750% Next $500 million - 0.2500% Over $800 million - 0.2000%

Other Related Changes

In connection with the change in sub-adviser to Wells Capital Management, the Fund’s principal investment strategies and investment process will be modified.

In addition, portfolio managers of Wells Capital Management will become responsible for the day-to-day management of the Fund’s assets. Funds Management will also reduce the Fund’s net operating expense ratio caps for all share classes.

Changes to Principal Investment Strategy and Investment Process. The Fund’s investment objective will remain the same, but the Fund’s principal investment strategy and investment process will be modified. Information about these changes is included in the table below:

Investment Objective
Current	Revised
The Fund seeks total return, consisting of current income and capital appreciation.	No change.
Principal Investment Strategy
Current	Revised

Information Statement - Utility and Telecommunications Fund | 4

Under normal circumstances, we invest:

■

at least 80% of the Fund’s net assets in common, preferred and convertible preferred stocks and investment grade bonds or convertible debentures of utility (water, gas, electric) and telecommunications companies;

■

up to 35% of the Fund’s total assets in convertible debentures of utility and telecommunications companies; up to 20% of this portion may be invested in convertible debentures rated below investment grade;

■

up to 30% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments; and

■

up to 20% of the Fund’s total assets in emerging market equity securities.

Under normal circumstances, we invest:

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at least 80% of the Fund’s net assets in common, preferred and convertible preferred stocks of utility and telecom companies;

■

up to 20% of the Fund’s net assets in dividend-paying equity securities of non-utility and non-telecommunications companies;

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up to 25% of the Fund’s total assets in equity securities of foreign issuers, including ADRs and similar investments; and

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up to 10% of the Fund’s total assets in emerging market equity securities.

We invest principally in securities of utility and telecommunications companies across all market capitalizations. We may also invest in equity securities of foreign issuers including ADRs and similar investments, which may be deemed either foreign or domestic issues. We concentrate the Fund’s investments in the utility and telecommunications sectors, and because we retain flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. For hedging purposes, the Fund may use derivative strategies such as buying or writing put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.

We invest principally in securities of utility and telecommunications companies across all market capitalizations. Utility companies may include, for example, companies that provide basic services such as water, sewage, electricity generation, transmission and distribution, and the transmission and distribution of natural gas. Telecommunication companies may include, for example, cable and satellite companies, interactive media providers, communication equipment manufacturers and providers, telecommunication services companies, telecommunication REITs, and providers of broadcasting services. We may also invest in equity securities of foreign issuers including ADRs and similar investments, which may be deemed either foreign or domestic issues. We concentrate the Fund’s investments in the utility and telecommunications sectors, and because we retain flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified. Relative to its concentration policy, the Fund’s allocations to utility and telecommunications companies may fluctuate over time, and may at times favor either utilities or telecommunications companies. For hedging purposes, the Fund may use derivative strategies such as buying or writing put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future.

We consider a number of factors when selecting utility and telecommunications company stocks such as a history of high dividends and profits; the size of the company’s market and market share; competitive or technological advantages that may help the company in the future; potential merger activity; and the projected volatility of the company or industry. Our stock selection is based on a blended style of equity management that allows us to invest in both value- and growth-oriented equity securities. “Value” securities are securities which we believe are currently undervalued in the marketplace exhibiting, for example, low price to earnings and low price to cash flow multiples. “Growth” securities are securities of companies which we believe have potential earnings ranging from steady to accelerated growth. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

We consider similar factors when analyzing utility and telecommunications companies as those from other sectors. We focus on dividend-paying companies that we expect to pay and increase dividends consistently. Our process applies a rigorous analytical methodology to all of our investment decisions, which might include the following analyses of a company and its stock: cash flow analysis, debt levels, discipline of company management, relative and absolute valuation levels, and dividend yield. In selecting companies, we begin with a screen of a broad universe of equity securities that looks first, but not exclusively, at dividend yield, dividend growth potential and market capitalization. In addition, a review of company fundamentals, such as valuation, earnings growth and financial condition, helps the portfolio managers to focus on companies with dividends that appear reasonably sustainable with potential for moderate dividend growth. We regularly review the investments of the portfolio and may sell a portfolio holding when there is deterioration in the underlying fundamentals of the business, dividend growth is no longer expected or there is the possibility of a dividend cut, the stock price reflects full or overvaluation, it has achieved its valuation target, or we have identified a more attractive investment opportunity.

Risks. The following risk will be added as a principal risk of the Fund.

Real Estate Securities Risk. Investments in real estate securities are subject to factors affecting the real estate industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries. Factors affecting real estate values include the supply of real property in particular markets, overbuilding,changes in zoning laws, casualty or condemnation losses, delays in completion of construction, changes in real estate values, changes in operations costs and property taxes, levels of occupancy, adequacy of rent to cover

5 | Information Statement - Utility and Telecommunications Fund

operating costs, possible environmental liabilities, regulatory limitations on rent, fluctuations in rental income, increased competition and other risks related to local and regional market conditions. The value of real-estate related investments also may be affected by changes in interest rates, macroeconomic developments, and social and economic trends. For instance,during periods of declining interest rates, certain REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may reduce the yield on securities issued by those REITs. Some REITs have relatively small market capitalizations, which can tend to increase the volatility of the market price of their securities. REITs are subject to the risk of fluctuations in income from underlying real estate assets, their inability to manage effectively the cash flows generated by those assets, prepayments and defaults by borrowers, and their failure to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from investment company status under the 1940 Act.

Portfolio Management. The following portfolio managers of Wells Capital Management will become responsible for the day-to-day management of the Fund’s assets:

Kent Newcomb, CFA Mr. Newcomb joined Wells Capital Management in 2009. Mr. Newcomb is a portfolio manager of the Wells Fargo Asset Management Compass Equity team, where he manages the Managed DSIP plan portfolios.

Jack Spudich, CFA Mr. Spudich joined Wells Capital Management or one of its predecessor firms in 1985. Mr. Spudich is a portfolio manager and team leader of the Wells Fargo Asset Management Compass Equity team, where he co-manages the managed DSIP, current equity income, and income multi-asset portfolios.

In addition, the Fund’s cap on total net operating expenses will be lowered as follows:

	Class A1	Class C1	Administrator Class[1]	Institutional Class[1]
Current Net Operating Expense Ratio (“NOER”)	1.14%	1.89%	0.95%	0.78%
Planned NOER	1.05%	1.80%	0.92%	0.72%
1.	The Manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown above. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Principal Executive Officers and Directors of Wells Capital Management

Wells Capital Management is a registered investment adviser located at 525 Market Street, San Francisco, CA 94105. Wells Capital Management, an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients, including mutual funds. Wells Capital Management is a part of Wells Fargo Asset Management, the trade name used by the asset management businesses of Wells Fargo & Company.

The name and principal occupation of Wells Capital Management’s principal executive officers and directors as of the date of this Information Statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, CA 94105.

■	Kirk Hartman, President, Chief Investment Officer

■	Sallie Squire, Executive Vice President, Chief Administrative Officer

■	Karen Norton, Senior Vice President, Chief Operating Director

■	Francis Baranko, Senior Vice President, Deputy Chief Investment Officer

■	Daniel Mavico, Senior Vice President, Chief Compliance Officer

■	Molly Festa, Treasurer, Chief Financial Officer

■	Andrew Hunt, Senior Vice President

No Officer or Trustee of Funds Trust is an officer, employee, director, general partner or shareholder of Wells Capital Management. No Trustee of Funds Trust has any material direct or indirect interest in Wells Capital Management or any person controlling, controlled by or under common control with Wells Capital Management. Since the beginning of the Funds’ most recently completed fiscal year, no Trustee of Funds Trust has had, directly or indirectly, any material interest in any material transactions or material proposed transactions to which Wells Capital Management, any of its parents or subsidiaries, or any subsidiaries of a parent of any such entities was or is to be a party.

Information Statement - Utility and Telecommunications Fund | 6

Other Similar Funds Managed by the Sub-Adviser

The Sub-Adviser does not provide investment sub-advisory services for any similar fund.

Service Providers to Funds Trust

Investment Manager and Class-Level Administrator. Funds Management currently serves as the investment manager and class-level administrator for the Fund.

Below are the aggregate management fees paid by the Fund and the aggregate management fees waived by Funds Management for the most recent fiscal year.

Management Fees Paid
Fund/Fiscal Year or Period	Management Fees Paid	Management Fees Waived
March 31, 2019
Utility and Telecommunications Fund	$2,245,170	$174,036

Below are the aggregate class-level administration fees paid by the Fund and the aggregate class-level administration fees waived by Funds Management for the most recent fiscal year.

Administrative Service Fees Paid
Fund/Fiscal Year or Period	Administrative Service Fees Paid	Administrative Service Fees Waived
March 31, 2019
Utility and Telecommunications Fund	$733,725	$16,522

Below are the aggregate sub-advisory fees paid by the Manager for the most recent fiscal year.

Fund	Sub-Adviser	Fees Paid	Fees Waived/ Reimbursed
Utility and Telecommunications Fund	Crow Point	$746,355	$0

Brokerage Commissions to Affiliates. For the latest fiscal year, the Fund did not pay any brokerage commissions to affiliates.

Principal Underwriter/Distributor. Wells Fargo Funds Distributor, LLC (“Funds Distributor”) serves as the distributor and principal underwriter of the Fund . Below are the underwriting commissions received by Funds Distributor from sales charges on the sale of Fund shares and the amounts retained by Funds Distributor after the payment of any dealer allowance for the most recent fiscal year:

Underwriting Commissions
Fund/Fiscal Year End	Aggregate Total Underwriting Commissions	Underwriting Commissions Retained
March 31, 2019
Utility and Telecommunications Fund	$13,795	$13,795

Below are the distribution fees paid by the Fund for the most recent fiscal year. Class A, Administrator Class, and Institutional Class shares do not pay 12b-1 fees.

Distribution Fees
Fund	Total Distribution Fees Paid by Fund	Amount of Total Distribution Fees Retained by Distributor	Amount of Total Distribution Fees Distributor Paid to Broker/ Dealers
Utility and Telecommunications Fund
Class C	$276,723	$5,424	$271,299

7 | Information Statement - Utility and Telecommunications Fund

Share Ownership

Please see Exhibit B for a list of persons reflected on the books and records of the Fund as owning of record 5% or more of the outstanding shares of any class of the Fund as of July 1, 2019. Additionally, as of July 1, 2019, the Trustees and Officers of the Fund, as a group, beneficially owned in the aggregate less than 1% of the outstanding shares of a Fund and each class of the Fund.

Outstanding Shares

As of August 1, 2019, the Fund had the following number of shares issued and outstanding:

Fund / Share Class	Number of Shares
Utility and Telecommunications Fund
Class A	14,017,882
Class C	709,543
Administrator Class	89,108
Institutional Class	1,782,581

Financial Information

The Fund’s annual and semi-annual reports contain additional performance information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wfam.com.

Shareholder Proposals

The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Board has been elected by shareholders). Any shareholder desiring to present a proposal for consideration at the next shareholder meeting must submit the proposal in writing so that it is received within a reasonable time before any meeting. A proposal should be sent to the Trust at 525 Market Street, 12th Floor, San Francisco, CA 94105.

Information Statement - Utility and Telecommunications Fund | 8

Exhibit A

FORM OF NEW SUB-ADVISORY AGREEMENT

AMENDED AND RESTATED
INVESTMENT SUB-ADVISORY AGREEMENT
AMONG WELLS FARGO FUNDS TRUST,
WELLS FARGO FUNDS MANAGEMENT, LLC AND
WELLS CAPITAL MANAGEMENT INCORPORATED

This AMENDED AND RESTATED AGREEMENT is made as of this 1st day of March 2001, as amended and restated as of November 7, 2012, between Wells Fargo Funds Trust (the “Trust”), a business trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163, and Wells Capital Management Incorporated, a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94163 (the “Sub-Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, series management investment company; and

WHEREAS, the Trust and the Adviser desire that the Sub-Adviser perform investment advisory services for each of the series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to perform those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agrees as follows:

Section 1. The Trust; Delivery of Documents. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Trust’s Board of Trustees (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Trust has delivered copies of the documents listed in this Section to the Sub-Adviser and will from time to time furnish the Sub-Adviser with any amendments thereof.

Section 2. Appointment of Sub-Adviser. Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and services as specified in the Investment Advisory Agreement between the Trust and the Adviser with respect to the Funds.

Subject to the direction and control of the Board, the Sub-Adviser shall manage the investment and reinvestment of the assets of the Funds, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex that is not an affiliated person (as that term is defined in the 1940 Act) of Wells Fargo & Company (“Wells Fargo”), or an affiliated person of such a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the any Sub-adviser that is not an affiliated person of Wells Fargo as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

Section 3. Duties of the Sub-Adviser.

A-1 | Information Statement - Utility and Telecommunications Fund

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Funds. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Funds. In all purchases, sales and other transactions in securities for the Funds, the Sub-Adviser is authorized to exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof all material changes in the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Funds as the Sub-Adviser may believe appropriate or as the Board reasonably may request. In making purchases and sales of securities for the Funds, the Sub-Adviser will comply with the policies set from time to time by the Board as well as the limitations imposed by the Trust’s Declaration of Trust, as amended from time to time, By-Laws (if any), Registration Statement under the Act and the Securities Act, the limitations in the Act and in the Internal Revenue Code of 1986, as amended applicable to the Trust and the investment objectives, policies and restrictions of the Funds.

(c) The Sub-Adviser may from time to time employ or associate with such persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder, the cost of performance of such duties to be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Securities and Exchange Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 4. Control by Board. As is the case with respect to the Adviser under the Investment Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control the Trust’s Board.

Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the provisions of the registration statement of the Trust, as it may be amended or supplemented from time to time, under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(d) the provisions of any By-laws of the Trust, if adopted and as it may be amended from time to time, or resolutions of the Board as may be adopted from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds;

(f) any other applicable provisions of state or federal law; and

In addition, any code of ethics adopted by the Sub-Adviser must comply with Rule 17j-1 under the 1940 Act, as it may be amended from time to time, and any broadly accepted industry practices, if requested by the Trust or the Adviser.

Information Statement - Utility and Telecommunications Fund | A-2

Section 6. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will take the following into consideration: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who also provide research or statistical material, or other services to the Funds or to the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board of Trustees of the Trust indicating the brokers to whom such allocations have been made and the basis therefor.

Section 7. Expenses of the Fund. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Trust include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

Section 8. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 9. Standard of Care. The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and as an inducement to the Sub-Adviser’s undertaking these services at the compensation level specified, the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 10. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 11. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as trade tickets and confirmations of portfolio trades and such other records as the Adviser or the Funds’ Administrator reasonably requests to be maintained. All such records shall be

A-3 | Information Statement - Utility and Telecommunications Fund

maintained in a form acceptable to the Funds and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Funds, and will be available for inspection and use by the Funds and their authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Funds those records which are the property of the Trust or any Fund. The Sub-Adviser will promptly notify the Funds’ Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

Section 12. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

Section 14. Indemnification by the Sub-Adviser. The Trust shall not be responsible for, and the Sub-Adviser shall indemnify and hold the Trust or any Fund of the Trust harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties of the Sub-Adviser or any of its officers, directors, employees or agents.

Section 15. Indemnification by the Trust. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Trust hereby agrees to indemnify and hold harmless the Sub-Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds, their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Fund may have and which may not be waived under any applicable federal and state securities laws.

Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention Michael J. Hogan, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94163, Attention: Michael J. Hogan, and that of the Sub-Adviser shall be 525 Market Street, 10th Floor, San Francisco, California 94163, Attention: J. Mari Casas.

Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Information Statement - Utility and Telecommunications Fund | A-4

Section 18. Amendment. This Agreement supersedes the sub-advisory agreement among Wells Fargo Funds Trust, Wells Fargo Bank, N.A. and Wells Fargo Capital Management Incorporated dated November 8, 1999, as approved by the Board of Trustees on March 26, 1999 as amended October 28, 1999, May 9, 2000 and July 25, 2000. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Trustees, the Adviser and the Sub-Adviser.
Section 19. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund or class of a Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Executive Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By:
Karen Norton
Chief Operating Officer

APPENDIX A
WELLS CAPITAL MANAGEMENT INCORPORATED
INVESTMENT SUB-ADVISORY AGREEMENT
WELLS FARGO FUNDS TRUST

Utility and Telecommunications Fund1
Appendix A amended: August 14, 2019

1. On August 14, 2019, the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management Incorporated as the sub-adviser to the Utility and Telecommunications Fund, effective on or about October 15, 2019.

SCHEDULE A

WELLS CAPITAL MANAGEMENT INCORPORATED

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INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT
WELLS FARGO FUNDS TRUST

This fee agreement is made as of the 27th day of March, 2009, and is amended as of the 14th day of August, 2019, by and between Wells Fargo Funds Management, LLC (the “Adviser”) and Wells Capital Management Incorporated (the “Sub-Adviser”); and

WHEREAS, the parties and Wells Fargo Funds Trust (the “Trust”) have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides investment management advice to each series of the Trust as listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”).

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties.

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated as follows on a monthly basis by applying the annual rates described in this Schedule A to Appendix A for each Fund listed in Appendix A.

The Sub-Adviser shall receive a fee as described in this Schedule A to Appendix A of the assets of the Growth Balanced Fund and Moderate Balanced Fund and from each WealthBuilder Fund for providing services with respect to which Master Trust Portfolios (or, in the case of the WealthBuilder Funds, other unaffiliated funds) these Funds will invest in and the percentage to allocate to each Master Portfolio or unaffiliated fund in reliance on Section 12(d)(1)(G) under the Act, the rules thereunder, or order issued by the Commission exempting the Fund from the provisions of Section 12(d)(1)(A) under the Act (a “Fund of Funds structure”).

The net assets under management against which the foregoing fees are to be applied are the net assets as of the first business day of the month. If this fee agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this agreement is in effect shall be subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month. If the determination of the net asset value is suspended as of the first business day of the month, the net asset value for the last day prior to such suspension shall for this purpose be deemed to be the net asset value on the first business day of the month.

Utility and Telecommunication Fund1
First 100M - 0.30%
Next 200M - 0.275%
Next 500M - 0.25%
Over 800M - 0.20

Schedule A amended: August 14, 2019

1. On August 14, 2019, the Board of Trustees of Wells Fargo Funds Trust approved Wells Capital Management Incorporated as the sub-adviser to the Utility and Telecommunications Fund, effective on or about October 15, 2019.

The foregoing fee schedule is agreed to as of August 14, 2019 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Paul Haast
Senior Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By:
Karen Norton
Chief Operating Officer

Information Statement - Utility and Telecommunications Fund | A-6

Exhibit B

Principal Holders of Fund Shares. Set forth below as of July 1, 2019, is the name, address and share ownership of each person with record ownership of 5% or more of a class of the Fund. Except as identified below, no person with record ownership of 5% or more of a class of the Fund is known by the Trust to have beneficial ownership of such shares.

Principal Fund Holders
Utility and Telecommunications Fund Class A
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis, MO 63103-2523	19.22%
National Financial Services, LLC For Exclusive Benefit Of Our Customers Attn: Mutual Fund Dept. 4th Floor 499 Washington Blvd. Jersey City, NJ 07310-1995	6.10%
Utility and Telecommuniciations Fund Class C
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis, MO 63103-2523	34.54%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customer 1 New York Plaza, Floor 12 New York, NY 10004-1965	20.85%
UBS WM USA Omni Account M/F Special Custody Account EBOC 1000 Harbor Blvd. Weehawken, NJ 07086-6761	9.11%
American Enterprise Investment Services 707 2nd Ave South Minneapolis, MN 55402-2405	5.65%
MLPF&S For The Sole Benefit of Its Customers Attn: Mutual Fund Administration 4800 Deer Lake Dr E FL 3 Jacksonville, FL 32246-6484	5.42%
Charles Schwab & Co Inc Special Custody Account FBO For Exclusive Benefit of Customers 211 Main Street San Francisco, CA 94105-1905	5.28%
Utility and Telecommuniciations Fund Administrator Class
TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha, NE 68103-2226	68.40%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	13.50%
Charles Schwab & Co Inc Special Custody Account FBO Exclusively FBO the Customers 211 Main St. San Francisco, CA 94105-1905%
Utility and Telecommuniciations Fund Institutional Class

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Principal Fund Holders
National Financial Services LLC For Exclusive Benefit of Our Customers Attn: Mutual Fund Dept 4th Fl 499 Washington Blvd. Jersey City, NJ 07310-1995	17.32%
Wells Fargo Clearing Services LLC 2801 Market St Saint Louis, MO 63103-2523	14.14%
American Enterprise Investment 707 2nd Ave S Minneapolis, MN 55402-2405	12.35%
Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	10.03%
TD Ameritrade Inc. For The Exclusive Benefit Of Our Clients PO Box 2226 Omaha, NE 68103-2226	9.93%
Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 211 Main Street San Francisco, CA 94105-1905	8.01%
Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customer 1 New York Plaza, Floor 12 New York, NY 10004-1965	7.58%
LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	6.33%

INFO089

Information Statement - Utility and Telecommunications Fund | B-2

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